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                             VANGUARD(R) ENERGY FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 17, 2002


FUND MANAGER
Effective December 31, 2002, Ernst H. von Metzsch will retire as Fund manager. At that time, Karl E. Bandtel, a senior vice president of Wellington Management Company, LLP, will assume this role. Mr. Bandtel, who has been working closely with Mr. von Metzsch on the Fund since 1992, has managed assets for Wellington Management since 1990. He received B.S. and M.S. degrees from the University of Wisconsin.























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Vanguard Marketing Corporation, Distributor.                         PS51 062002